UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 26, 2023

MannKind Corporation

(Exact name of Registrant as Specified in Its Charter)

Delaware	000-50865	13-3607736
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 Casper Street
Danbury, Connecticut		06810
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (818) 661-5000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	MNKD	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On June 26, 2023, MannKind Corporation (the “Company”) was informed that the contract manufacturer responsible for the production of clofazimine inhalation solution, the investigational product being developed by the Company as MNKD-101, experienced a fire in its manufacturing facility in Germany. As a result of this incident, the Company estimates that production of clinical supplies of MNKD-101 will be delayed by 3-6 months, which has the potential to impact the initiation of a Phase 2/3 clinical study of MNKD-101 planned for later in 2023. The Company is evaluating several mitigation strategies and will update the projected timing for this clinical study at a later date.

Forward-Looking Statements

Statements in this report that are not statements of historical fact are forward-looking statements. Words such as “plans,” “expects,” “intend,” “will,” “anticipate,” “potential” and similar expressions are intended to identify forward-looking statements. Forward-looking statements include statements regarding the anticipated timing for the initiation of a clinical study. These forward-looking statements are based upon the Company’s current expectations. Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of various risks and uncertainties, which include risks and uncertainties regarding the contract manufacturer’s ability to resume operations in the ordinary course and supply the Company with clofazimine inhalation solution, and the achievement of our projected development goals in the timeframes we expect. Additional risks are detailed in the Company’s filings with the Securities and Exchange Commission (“SEC”), including under the heading “Risk Factors” in MannKind’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2023, filed with the SEC on May 9, 2023. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this report. All forward-looking statements are qualified in their entirety by this cautionary statement, and the Company undertakes no obligation to revise or update any forward-looking statements to reflect events or circumstances after the date of this report.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MannKind Corporation

Date:	June 30, 2023	By:	/s/ David Thomson, Ph.D., J.D.
David Thomson, Ph.D., J.D. Executive Vice President, General Counsel and Secretary